UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022

SYSOREX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55924	68-0319458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13880 Dulles Corner Lane, Suite 120 Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 929-3871

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed in the Current Report on Form 8-K filed on March 30, 2022 by Sysorex, Inc. (“Company”), on March 24, 2022, the Company executed Heads of Terms (“Heads of Terms”) with Ostendo Technologies, Inc. (“Ostendo” or “Purchaser”) which includes certain binding and non-binding provisions. Pursuant to the Heads of Terms, the Company and Ostendo agreed to certain terms related to the Company’s sale of approximately 75% of its Ethereum mining assets and certain associated real property to Ostendo for $68,400,000 of Ostendo preferred stock, subject to the terms of the Heads of Terms, and subject to definitive terms to be set forth in definitive transaction agreements to be executed by the parties. Pursuant to the terms of the Heads of Terms, the closing of the transaction was to occur no later than May 24, 2022, unless mutually extended in writing by the parties.

On June 10, 2022, the Company executed an Amendment No. 1 to Heads of Terms (“Amendment 1”) with Ostendo and the Company’s wholly owned subsidiary TTM Digital Assets & Technologies, Inc. (“Seller”, and together with the Company, the “Seller Parties”). Pursuant to the Amendment 1, the parties agreed to amend and restate certain terms contained in the Heads of Terms, including:

1)	The closing of the transaction is to occur no later than June 30, 2022, unless mutually extended in writing by the parties.

2)	The definition of “TTM Assets” was amended and restated to read “(i) all of the Seller Parties’ GPUs and related assets, supporting equipment and software (including software licenses, if any), in each case wherever located, (ii) the Company’s equity interests in Style Hunter, Inc. (excluding options to purchase equity interests), (iii) the real estate comprising the Lockport, NY location, and (iv) any other assets directly or indirectly used in the operation of the Seller Parties’ crypto mining business.”

3)	The first sentence of the section of the Heads of Terms entitled “Purchase Price Consideration” was amended and restated to read: “The Purchase Price shall be comprised of the issuance to the Seller of 4,697,917 fully paid, non-assessable shares of the Purchaser valued at $45,100,000.00.”

The foregoing description of the Amendment No. 1 to Heads of Terms is qualified in its entirety by reference to the Amendment No. 1 to Heads of Terms, which is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Heads of Terms, dated March 24, 2022. (1)
99.2	Amendment No. 1 to Heads of Terms, dated June 10, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1)	Filed as an exhibit to the Company’s Current Report on Form 8-K, filed with the SEC on March 30, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2022	SYSOREX, INC.

	By:	/s/ Wayne Wasserberg
	Name:	Wayne Wasserberg
	Title:	Chief Executive Officer

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